UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 26, 2010

MPG OFFICE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit 10.1	Separation and Consulting Agreement dated August 26, 2010 by and between MPG Office Trust, Inc., MPG Office, L.P. and Robert P. Goodwin

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 26, 2010, MPG Office Trust, Inc. and MPG Office, L.P. (together, the “Company”) entered into a Separation and Consulting Agreement with Robert P. Goodwin, the Company’s Senior Vice President, Construction and Development. A copy of the Separation and Consulting Agreement is filed as Exhibit 10.1 to this report. Mr. Goodwin has agreed to provide consulting services to the Company from September 1, 2010 through February 28, 2011 at a rate of $10,000 per month. Either party may terminate the consulting arrangement on 30 days notice, subject to certain conditions.

Item 1.02	Termination of a Material Definitive Agreement.

On August 26, 2010, the Company and Robert P. Goodwin entered into a Separation and Consulting Agreement whereby Mr. Goodwin’s employment with the Company will be terminated effective as of August 31, 2010 (the “Separation Date”). A copy of the Separation and Consulting Agreement is filed as Exhibit 10.1 to this report. Mr. Goodwin is employed by the Company pursuant to an amended and restated employment letter effective as of December 31, 2008, which was filed with the Securities and Exchange Commission on March 16, 2009 as Exhibit 10.4 to the Company’s Annual Report on Form 10-K. Subject to Mr. Goodwin’s execution and non-revocation of a general release of claims, the Company has agreed to pay Mr. Goodwin a lump-sum cash severance payment of $275,000 within 10 days after the Separation Date. Additionally, the Company will continue Mr. Goodwin’s group health insurance coverage until February 28, 2011, subject to certain limitations. Mr. Goodwin’s unvested 48,940 restricted stock units and 36,667 non-qualified stock options will vest in full on the Separation Date in connection with the termination of his employment. Other than the confidentiality and non-solicitation covenants, which survive, effective as of the Separation Date Mr. Goodwin’s employment letter will terminate.

Section 5 — Corporate Governance

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, effective August 31, 2010, Robert P. Goodwin’s employment as Senior Vice President, Construction and Development will be terminated. Mr. Goodwin has agreed to provide consulting services to the Company from September 1, 2010 through February 28, 2011 as described above.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

   The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Separation and Consulting Agreement dated August 26, 2010 by and between MPG Office Trust, Inc., MPG Office, L.P. and Robert P. Goodwin

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC.
Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:        As of August 26, 2010